Exhibit 21.1

Scorpio Bulkers Inc.

Subsidiaries

Subsidiary	Jurisdiction of Incorporation
SBI Achilles Shipping Company Limited	Republic of the Marshall Islands
SBI Antares Shipping Company Limited	Republic of the Marshall Islands
SBI Apollo Shipping Company Limited	Republic of the Marshall Islands
SBI Athena Shipping Company Limited	Republic of the Marshall Islands
SBI Bravo Shipping Company Limited	Republic of the Marshall Islands
SBI Capoeira Shipping Company Limited	Republic of the Marshall Islands
SBI Carioca Shipping Company Limited	Republic of the Marshall Islands
SBI Cronos Shipping Company Limited	Republic of the Marshall Islands
SBI Echo Shipping Company Limited	Republic of the Marshall Islands
SBI Electra Shipping Company Limited	Republic of the Marshall Islands
SBI Flamenco Shipping Company Limited	Republic of the Marshall Islands
SBI Hera Shipping Company Limited	Republic of the Marshall Islands
SBI Hercules Shipping Company Limited	Republic of the Marshall Islands
SBI Hermes Shipping Company Limited	Republic of the Marshall Islands
SBI Hydra Shipping Company Limited	Republic of the Marshall Islands
SBI Hyperion Shipping Company Limited	Republic of the Marshall Islands
SBI Jive Shipping Company Limited	Republic of the Marshall Islands
SBI Kratos Shipping Company Limited	Republic of the Marshall Islands
SBI Lambada Shipping Company Limited	Republic of the Marshall Islands
SBI Leo Shipping Company Limited	Republic of the Marshall Islands
SBI Lyra Shipping Company Limited	Republic of the Marshall Islands
SBI Macarena Shipping Company Limited	Republic of the Marshall Islands
SBI Maia Shipping Company Limited	Republic of the Marshall Islands
SBI Merengue Shipping Company Limited	Republic of the Marshall Islands
SBI Orion Shipping Company Limited	Republic of the Marshall Islands
SBI Pegasus Shipping Company Limited	Republic of the Marshall Islands
SBI Perseus Shipping Company Limited	Republic of the Marshall Islands
SBI Phoebe Shipping Company Limited	Republic of the Marshall Islands
SBI Phoenix Shipping Company Limited	Republic of the Marshall Islands
SBI Rock Shipping Company Limited	Republic of the Marshall Islands
SBI Rumba Shipping Company Limited	Republic of the Marshall Islands
SBI Salsa Shipping Company Limited	Republic of the Marshall Islands
SBI Samba Shipping Company Limited	Republic of the Marshall Islands
SBI Samson Shipping Company Limited	Republic of the Marshall Islands
SBI Subaru Shipping Company Limited	Republic of the Marshall Islands
SBI Swing Shipping Company Limited	Republic of the Marshall Islands
SBI Tango Shipping Company Limited	Republic of the Marshall Islands
SBI Tethys Shipping Company Limited	Republic of the Marshall Islands
SBI Thalia Shipping Company Limited	Republic of the Marshall Islands
SBI Twist Shipping Company Limited	Republic of the Marshall Islands
SBI Ursa Shipping Company Limited	Republic of the Marshall Islands
SBI Zeus Shipping Company Limited	Republic of the Marshall Islands
SBI Poseidon Shipping Company Limited	Republic of the Marshall Islands
SBI Cakewalk Shipping Company Limited	Republic of the Marshall Islands
SBI Charleston Shipping Company Limited	Republic of the Marshall Islands
SBI Conga Shipping Company Limited	Republic of the Marshall Islands
SBI Bolero Shipping Company Limited	Republic of the Marshall Islands
SBI Sousta Shipping Company Limited	Republic of the Marshall Islands
SBI Reggae Shipping Company Limited	Republic of the Marshall Islands
SBI Zumba Shipping Company Limited	Republic of the Marshall Islands
SBI Mazurka Shipping Company Limited	Republic of the Marshall Islands
SBI Robusto Shipping Company Limited	Republic of the Marshall Islands
SBI Presidente Shipping Company Limited	Republic of the Marshall Islands
SBI Belicoso Shipping Company Limited	Republic of the Marshall Islands
SBI Estupendo Shipping Company Limited	Republic of the Marshall Islands
SBI Diadema Shipping Company Limited	Republic of the Marshall Islands
SBI Puro Shipping Company Limited	Republic of the Marshall Islands
SBI Maduro Shipping Company Limited	Republic of the Marshall Islands
SBI Aroma Shipping Company Limited	Republic of the Marshall Islands
SBI Habano Shipping Company Limited	Republic of the Marshall Islands
SBI Magnum Shipping Company Limited	Republic of the Marshall Islands
SBI Parejo Shipping Company Limited	Republic of the Marshall Islands
SBI Toro Shipping Company Limited	Republic of the Marshall Islands
SBI Monterrey Shipping Company Limited	Republic of the Marshall Islands
SBI Macanudo Shipping Company Limited	Republic of the Marshall Islands
SBI Panatela Shipping Company Limited	Republic of the Marshall Islands
SBI Churchill Shipping Company Limited	Republic of the Marshall Islands
SBI Perfecto Shipping Company Limited	Republic of the Marshall Islands
SBI Tuscamina Shipping Company Limited	Republic of the Marshall Islands
SBI Corona Shipping Company Limited	Republic of the Marshall Islands
SBI Valrico Shipping Company Limited	Republic of the Marshall Islands
SBI Cohiba Shipping Company Limited	Republic of the Marshall Islands
SBI Lonsdale Shipping Company Limited	Republic of the Marshall Islands
SBI Montecristo Shipping Company Limited	Republic of the Marshall Islands
SBI Montesino Shipping Company Limited	Republic of the Marshall Islands
SBI Partagas Shipping Company Limited	Republic of the Marshall Islands
SBI Parapara Shipping Company Limited	Republic of the Marshall Islands
SBI Camacho Shipping Company Limited	Republic of the Marshall Islands
SBI Cuaba Shipping Company Limited	Republic of the Marshall Islands
SBI Behike Shipping Company Limited	Republic of the Marshall Islands
SBI Alhambra Shipping Company Limited	Republic of the Marshall Islands
SBI Avanti Shipping Company Limited	Republic of the Marshall Islands
SBI Chartering and Trading Limited	Republic of the Marshall Islands
Caithness Shipping Limited	Malta
Skegness Shipping Limited	Malta
Cavendish Shipping Limited	Malta
Fitzroy Shipping Limited	Malta
Bedford Shipping Limited	Malta
Sloane Shipping Limited	Malta
Belgrave Shipping Limited	Malta
Grosvenor Shipping Limited	Malta
St James Shipping Limited	Malta
SALT LLC	Delaware - USA